FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported):  August 9, 2005

                           BAYWOOD INTERNATIONAL, INC.
             (Exact Name or Registrant as Specified in Its Charter)

              Nevada                  000-22024               77-0125664
   (State or Other Jurisdiction      (Commission            (IRS Employer
        of Incorporation)            File Number)        Identification No.)

              14950 North 83rd Place, Suite 1, Scottsdale, Arizona
                                      85260
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code:  (480) 951-3956

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  8.01  -  Other  Events.
               -------------

     On August 8, 2005, EpiPharma, Inc., a subsidiary of Baywood International, Inc., issued a press release reporting that it has signed a letter of intent to merge with Strategic Healthcare Systems.

Item  9.01  -  Financial  Statements  and  Exhibits
               ------------------------------------

     Exhibit 99.1 - Press release from EpiPharma, Inc., dated August 8, 2005 "EpiPharma and Strategic Healthcare Systems Sign Letter of Intent to Merge"

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BAYWOOD INTERNATIONAL, INC.

Dated: August 9, 2005                        /s/  Neil  Reithinger
                                             ---------------------
                                             Neil  Reithinger
                                             President, Chief Executive Officer
                                             and Principal Accounting Officer


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